                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT


                  This Amendment No. 1 to the Stock Purchase Agreement (this "Amendment") is made and entered into as of April 21, 1998 by and among Burke Industries, Inc. ("Buyer"), Sovereign Specialty Chemicals, Inc. ("Seller") and Mercer Products Company, Inc. ("Mercer"). Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Stock Purchase Agreement (as defined below).

                                   WITNESSETH

                  WHEREAS, Buyer, Seller and Mercer entered into that certain Stock Purchase Agreement dated as of March 5, 1998 (the "Agreement"), pursuant to which Buyer agreed, among other things, to acquire all of the capital stock of Mercer from Seller;

                  WHEREAS, pursuant to the Agreement, the parties agreed upon a Working Capital Target in the amount of $3,500,000, which represented the average of Mercer's Net Working Capital of $3,776,000 at September 30, 1997 and Mercer's Net Working Capital of $3,258,000 at December 31, 1997, rounded to the nearest hundred thousand dollars;

                  WHEREAS, for the purposes of the Working Capital Target calculation, the parties did not include accrued interest in the calculation of Mercer's Net Working Capital of $3,776,000 at September 30, 1997;

                  WHEREAS, for the purposes of the Working Capital Target calculation, the parties included $358,000 in accrued interest in the calculation of Mercer's Net Working Capital of $3,258,000 at December 31, 1997;

                  WHEREAS, for the purposes of the Working Capital Target calculation, the parties agree to exclude the accrued interest of $358,000 as of December 31, 1997;

                  WHEREAS, for the purposes of the Working Capital Target calculation, the amount of Mercer's Net Working Capital at December 31, 1997, excluding the $358,000 of accrued interest, should have been $3,616,000 ($3,258,000 + $358,000);

                  WHEREAS, pursuant to Sections 2(c) and 2(g) of the Agreement, the parties used the estimated $3,500,000 Working Capital Target as a benchmark to establish the Net Working Capital adjustment thresholds at $3,400,000 to $3,600,000, representing $100,000 above and $100,000 below the estimated Working Capital Target of $3,500,000 (the average of $3,776,000 and $3,258,000);

                  WHEREAS, the parties now desire to amend the Agreement to make the Working Capital Target equal to $3,700,000, reflecting the rounded average of Mercer's Net

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Working Capital of $3,776,000 at September 30, 1997 and Mercer's Net Working
Capital of $3,616,000 at December 31, 1997;

                  WHEREAS, the parties also desire to amend Sections 2(c) and 2(g) of the Agreement to establish the Net Working Capital thresholds at $3,600,000 to $3,800,000, representing $100,000 above and $100,000 below the amended estimated Working Capital Target of $3,700,000;

                  WHEREAS, Section 8(b)(i) of the Agreement presently provides, in part, that Seller will be obligated to indemnify Buyer from and against all aggregate losses in excess of $25,000 resulting from any breach of any representation or warranty of Seller contained in Section 4 of the Agreement that causes Buyer to suffer aggregate losses in excess of a $250,000 threshold;

                  WHEREAS, the parties now desire to amend Section 8(b)(i) of the Agreement to provide that Seller will be obligated to indemnify Buyer from and against all aggregate losses in excess of $100,000 resulting from any such breach;

                  WHEREAS, the parties desire to amend the Agreement to add a new Section 8(b)(vii) to the Agreement pursuant to which Seller will indemnify Buyer, its successors, and successors in interest, from and against the entirety of any Adverse Consequences the Buyer, its successors, and successors in interest may suffer resulting from, arising out of, or relating to liability attributable to any and all claims made by Mrs. Sukie George against Mercer or any of its affiliates relating to, among other things, alleged employment discrimination and retaliation by Mercer or any of its affiliates prior to the Closing Date; and

                  WHEREAS, the parties desire to amend Section 8(c) of the Agreement to add a new sentence at the end of Section 8(c) pursuant to which Buyer will indemnify Seller, its successors, and successors in interest, from and against the entirety of any Adverse Consequences the Seller, its successors, and successors in interest may suffer resulting from, arising out of, or relating to liability attributable to any and all claims by RTC Properties, Inc. against the Seller in relation to the additional security deposit of $25,000 which Seller will provide in connection with the assignment of that certain lease between RTC Properties, Inc. and Mercer Products Co., Inc., dated December 1, 1988, as amended by the Fourth Amendment of Lease, dated April __, 1998.

                  NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

                  1. The definition of Working Capital Target in the Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Working Capital Target' means $3,700,000."

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                  2. The references to $3,400,000 and $3,600,000 in the first sentence of Section 2(c) and in all instances where they appear in Section 2(g) are hereby amended and restated to be $3,600,000 and $3,800,000, respectively.

                  3. The reference to $25,000 in the second proviso of Clause
(A) of Section 8(b)(i) is hereby amended and restated to be $100,000.

                  4. A new Section 8(b)(vii) shall be added to the Agreement which will read as follows:

                  "Seller shall be liable for, and hereby agrees to indemnify the Buyer, its successors, and successors in interest, from and against the entirety of any Adverse Consequences the Buyer, its successors, and successors in interest may suffer resulting from, arising out of, or relating to liability attributable to any and all claims made by Mrs. Sukie George against Mercer or any of its affiliates relating to, among other things, alleged employment discrimination and retaliation by Mercer or any of its affiliates prior to the Closing Date. The indemnification contained in this
Section 8(b)(vii) shall not be subject to the two provisos contained in
Section 8(b)(i)."

                  5. One new sentences shall be added to the end of Section 8(c) which will read as follows:

                  "Buyer shall be liable for, and agrees to indemnify Seller, its successors, and successors in interest, from and against the entirety of any Adverse Consequences the Seller, its successors, and successors in interest may suffer resulting from, arising out of, or relating to liability attributable to any and all claims by RTC Properties, Inc. against the Seller in relation to the additional security deposit of $25,000 which Seller will provide in connection with the assignment of that certain lease between RTC Properties, Inc. and Mercer Products Co., Inc., dated December 1, 1988, as amended by the Fourth Amendment of Lease, dated April __, 1998."

                  6. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

                  7. Except as amended hereby, the Agreement shall continue in full force and effect.

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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

                                 BUYER:

                                 BURKE INDUSTRIES, INC.

                                 By: /s/ DAVID E. WORTHINGTON
                                    --------------------------------------------
                                    David E. Worthington, Vice-President

                                 SELLER:

                                 SOVEREIGN SPECIALTY CHEMICALS, INC.

                                 By: /s/ ROBERT B. COVALT
                                    --------------------------------------------
                                    Robert B. Covalt, President, Chairman & CEO

                                 MERCER:

                                 MERCER PRODUCTS COMPANY, INC.

                                 By: /s/ ROBERT B. COVALT
                                    --------------------------------------------
                                    Robert B. Covalt, Chairman